Exhibit 99.1
Welcome to the 2009 Annual Shareholders Meeting April 1, 2009 2008 HIGHLIGHTS INCOME INCREASED ECONOMY IS GOING TO TURN AROUND SOON 2009 IS GOING TO BE A CHALLENGING YEAR SNAP CRACKLE POP Serving our Communities for 75 years 1934 2009 APRIL FOOLS RICE KRISPIES

SNAP SOUNDS OF MARKET VOLITALITY SNAP — CRACKLE -POP GOVERNMENT FIRING ALL ITS GUNS TERMS DESCRIBING THE ECONOMINC CRISIS CRISIS OF HISTORICAL PROPORTIONS FINANCIAL SYSTEM IN CARDIAC ARREST SNAP — CRACKLE FINANCIAL SYSTEM IN DISARRAY TERMS DESCRIBING THE ECONOMIC CRISIS CRISIS OF HISTORICAL PROPORTIONS TERMS DESCRIBING THE ECONOMIC CRISIS CRISIS OF HISTORICAL PROPORTIONS FINANCIAL SYSTEM IN CARDIAC ARREST MELTDOWN OF THE GLOBAL ECONOMY

TERMS DESCRIBING THE ECONOMIC CRISIS CRISIS OF HISTORICAL PROPORTIONS FINANCIAL SYSTEM IN CARDIAC ARREST MELTDOWN OF THE GLOBAL ECONOMY AT WAR WITH OUR ECONOMY 401K AND INVESTMENT VALUES ARE DOWN HIGHER ENERGY AND FOOD COSTS HIGHER UNEMPLOYMENT — 8.1% AND GOING HIGHER CNB WAS IMPACTED ALSO THE CRISIS AFFECTED EACH OF US IN DIFFERENT WAYS SLEEPINESS NIGHTS STRESS HIGH BLOOD PRESSURE SO WHAT DO WE DO ABOUT THE CURRENT ECONOMIC CRISIS

THROWING MONEY AT EVERYTHING THROWING MONEY AT EVERYTHING STMULUS PACKAGES 1-2 TARP 1-2 THROWING MONEY AT EVERYTHING STMULUS PACKAGES 1-2 THROWING MONEY AT EVERYTHING STMULUS PACKAGES 1-2 TARP 1-2 BAILOUT

THROWING MONEY AT EVERYTHING STMULUS PACKAGES 1-2 TARP 1-2 BAILOUT LOANS THROWING MONEY AT EVERYTHING STMULUS PACKAGES 1-2 TARP 1-2 BAILOUT LOANS RUNNING THE PRINTING PRESS 24/7 LOW INTEREST RATES SHAREHOLDER CONCERNS ABOUT THE HEALTH OF CNB THROWING MONEY AT EVERYTHING STMULUS PACKAGES 1-2 TARP 1-2 BAILOUT LOANS RUNNING THE PRINTING PRESS 24/7 ARE WE PUTTING A LARGE MORTGAGE ON OUR CHILDREN AND GRANDCHILDREN’S FUTURE? CNB IS NOT GENERALLY EXPERIENCING THE CREDIT LIQUIDITY AND TOXIC ASSET PROBLEMS THAT HAVE BEEN MAKING THE DAILY HEADLINES -— THOSE ARE PRIMARILY MEGA BANKS AND WALL STREET BANKS (WHAT’S LEFT OF THEM)

HEALTH OF CNB IS GREAT WISDOM GOOD JUDGEMENT CONSERVATIVE APPROACH TO LENDING MANAGEMENT IS HELPING CNB NAVIGATE THE CURRENT FINANCIAL CRISIS WANT TO ASSURE YOU CNB IS: SOLID STICKING TO BASICS LENDING INVESTING MANAGEMENT WANT TO ASSURE YOU CNB IS: WANT TO ASSURE YOU CNB IS: SOLID SECURE

WANT TO ASSURE YOU CNB IS: SOLID SECURE FOCUSED ON MEETING THE FINANCIAL NEEDS OF OUR CUSTOMERS HOW HEALTHY IS YOUR BANK? CNB BANK CONSIDERED STRONG CNB TIER RATIO 6.00% 10.71% NONPERFORMING ASSET RATIO BELOW 2% OK BELOW 1% GOOD 0.74% TANGIBLE COMMON EQUITY RATIO ABOVE 3% GOOD 8.10% LOAN LOSS RESERVE ABOVE 1% GOOD ABOVE 2% STRONG 1.32% ASSURE OUR DEPOSITORS DEPOSITS ARE SAFE DEPOSITS ARE FDIC INSURED UP TO $250,000 CNB CONTINUES TO BE RATED A WELL CAPITALIZED BANK BY REGULATORY AUTHORITIES ASSURE OUR DEPOSITORS DEPOSITS ARE SAFE ASSURE OUR DEPOSITORS DEPOSITS ARE SAFE DEPOSITS ARE FDIC INSURED UP TO $250,000 FDIC IS BACKED BY FULL FAITH & CREDIT OF THE US GOVT

ASSURE OUR BORROWERS FUNDS AVAILABLE TO LEND TO CONSUMERS AND BUSINESSES “ A GOVERNMENT BIG ENOUGH TO GIVE YOU EVERYTHING YOU WANT, IS BIG ENOUGH TO TAKE AWAY EVERYTHING YOU HAVE.” THOMAS JEFFERSON KEY DATES 7-11-08 — INDYMAC CLOSED 7-30-08 — HOUSING & ECONOMIC RECOVERY ACT SIGNED 9-7-08 — FANNIE & FREDDIE INTO CONSERVATORSHIP 9-15-08 — LEHMAN BROTHERS-BANKRUPT 9-16-08 — AIG — $85 BILLION BAILOUT 10-1-08 — HOPE FOR HOMEOWNERS PROGRAM GOVERNMENT’S AND CNB’S RESPONSES TO THE ECONOMIC CRISIS MORE KEY DATES 10-3-08 — EMERGENCY ECONOMIC STABILIZATION ACT SIGNED 10-10-08 — US DEVELOPING STRATEGICES TO PURCHASE EQUITY IN FINANCIAL INSTITUTIONS 10-12-08 — WELLS FARGO ACQUIRED WACHOVIA 10-14-08 — TARP — CAPITAL PURCHASE PROGRAM 10-29-08 — FF TARGET RANGE 50 BP TO 100 BP

MORE KEY DATES 11-10-08 — RESTRUCTURING AIG SUPPORT 11-12-08 — $700 BILLION TARP PLANS DETAILED 11-1-7-08 — CHANGES TO TLGP 11-24-08 — EXTENSION OF TLGP FOR MONEY MARKET FUNDS TO 4-30-09 11-25-08 —CREATION OF TALF 12-3-08 — SEC — TRANSPARENCY & ACCOUNTABILITY FOUR KEY FED RESPONSES INTEREST RATES PRIME RATE WHO IS LARGEST BANK IN THE US? THE FEDERAL RESERVE ASSETS GREW FROM $800 BILLION TO $2.3 TRILLION IN 18 MONTHS FEDERAL FUNDS RATE FOUR KEY FED RESPONSES INTEREST RATES LIQUIDITY

FOUR KEY FED RESPONSES INTEREST RATES LIQUIDITY BAILOUTS FOUR KEY FED RESPONSES INTEREST RATES LIQUIDITY BAILOUTS TARP (TOXIC ASSET RELIEF PROGRAM) 1-2 DID CNB PARTICIPATE?? TARP 1-2 (TOXIC ASSET RELIEF PROGRAM) NO BAILOUTS AIG AUTO INDUSTRY WALL STREET FIRMS NOT NEEDED WHEN THE BANK HAS: GOOD LIQUIDITY ASSET QUALITY CAPITAL

DID CNB PARTICIPATE?? TLGP (TEMPORARY LIQUIDITY GUARANTEE PROGRAM) YES CNB’S RESPONSES TO ECONOMIC CRISIS HIGH UNDERWRITING STANDARDS CNB’S RESPONSES TO ECONOMIC CRISIS HIGH UNDERWRITING STANDARDS ADEQUATE LIQUIDITY NO HIGH RISK INVESTMENTS THIS PROGRAM RELATES TO FDIC INSURANCE CNB’S RESPONSES TO ECONOMIC CRISIS HIGH UNDERWRITING STANDARDS ADEQUATE LIQUIDITY CNB’S RESPONSES TO ECONOMIC CRISIS HIGH UNDERWRITING STANDARDS ADEQUATE LIQUIDITY NO HIGH RISK INVESTMENTS STRONG CAPITAL POSITION

CNB’S RESPONSES TO ECONOMIC CRISIS HIGH UNDERWRITING STANDARDS ADEQUATE LIQUIDITY NO HIGH RISK INVESTMENTS STRONG CAPITAL POSITION INCREASE RESERVE FOR LOAN LOSSES Plain Vanilla doesn’t look so bad about now.... 2008 2007 In thousands except for per share data At Year-End Total assets $282,257 $290,415 Securities available for sale 62,605 66,017 Loans and lease, net of unearned income 200,752 202,669 Deposits 227,895 226,645 Shareholders’ equity 23,218 22,821 CNB’S RESPONSES TO ECONOMIC CRISIS HIGH UNDERWRITING STANDARDS ADEQUATE LIQUIDITY NO HIGH RISK INVESTMENTS STRONG CAPITAL POSITION INCREASE RESERVE FOR LOAN LOSSES COMMON SENSE (VANILLA) A LOOK BACK AT 2008 2008 2007 In thousands except for per share data At Year-End Total assets $282,257 $290,415 Securities available for sale 62,605 66,017 Loans and lease, net of unearned income 200,752 202,669 Deposits 227,895 226,645 Shareholders’ equity 23,218 22,821

2008 2007 In thousands except for per share data At Year-End Total assets $282,257 $290,415 Securities available for sale 62,605 66,017 Loans and lease, net of unearned income 200,752 202,669 Deposits 227,895 226,645 Shareholders’ equity 23,218 22,821 Net Income $3,000 $2,500 ions $2,000 $1,500 M ill $1,000 $500 $- 01 02 03 04 05 06 07 08 8 Year growth 120% Net Book Value per Share 60 50 51.40 40 49.91 rs 44.37 30 41.50 39.62 dolla 20 36.17 10 35.52 32.59 0 01 02 03 04 05 06 07 08 8 Year growth 58% 2008 2007 In thousands except for per share data At Year-End Total assets $282,257 $290,415 Securities available for sale 62,605 66,017 Loans and lease, net of unearned income 200,752 202,669 Deposits 227,895 226,645 Shareholders’ equity 23,218 22,821 Earnings Per Share 7.00 6.00 6.01 5.00 5.48 5.12 5.34 5.39 lars 4.00 Dol 3.00 3.80 2.00 2.70 2.86 1.00 0.00 01 02 03 04 05 06 07 08 8 Year growth 123% Shareholders’ Equity $25,000 $20,000 ions $15,000 M ill $10,000 $5,000 $- 01 02 03 04 05 06 07 08 8 Year growth 56%

Cash Dividends Per Share 2 1.8 1. 9 0 1.6 1. 6 9 1.4 1. 4 4 1. 5 4 1.2 1. 3 8 llars 1 1. 2 0 Do 0.8 1. 0 2 1. 0 2 0.6 0.4 0.2 0 01 02 03 04 05 06 07 08 8 Year growth 86% Charged off Loans $350 $300 usands $250 $200 $150 Tho $100 $50 $- 04 05 06 07 08 Year Commercial Loans Real Estate Loans Consumer Loans Reserve for Loan Losses $3,000 $2,500 $2,751 $2,000 $2,132 $2,144 $2,022 sands $1,500 $1,807 Thou $1,000 $500 $- 04 05 06 07 08 Year 28% increase from 07 to 08 A LOOK AT CNB’S LOAN PORTFOLIO CHARGE OFFS AND FORECLOSURES Foreclosed Properties $300 ousands $250 $200 $253 $150 $151 $100 Th $50 $- 04 05 06 07 08 Year BY INCREASING OUR RESERVE STRENGHTENED OUR FINANCIAL POSITION TO OFFSET ANY POTENTIAL FUTURE LOSSES DUE TO THE WEAKNESSES IN THE LOCAL ECONOMY AND HIGHER UNEMPLOYMENT IN THE AREA

MARCH 31, 2009 2008 ASSETS $280,846,000 $275,595,000 LOANS $197,985,000 $200,824,000 DEPOSITS $237,208,000 $227,007,000 CAPITAL $23,928,000 $23,382,000 THE BIG QUESTION ? 2009 ENCORE OF 2007 AND 2008 WHAT LIES AHEAD FOR THE ECONOMY AND CNB CAN THE TREASURY AND THE FED SUCCEED IN FORCE STARTING A RECOVERY DURING 2009? SOME THINGS WILL AND HAVE GOTTEN WORSE

SOME THINGS WILL GET WORSE

- HIGHER UNEMPLOYMENT


Eastern Panhandle
Unemployment Rates
4.8%
6.2%
4.6%
7.9%
3.1%
5.8%
5.2%
7.4%
January 2008
January 2009

SOME THINGS WILL GET WORSE

- HIGHER UNEMPLOYMENT
- MARKET VOLATILITY

SOME THINGS WILL GET WORSE

- HIGHER UNEMPLOYMENT
- MARKET VOLATILITY
- HIGHER INFLATION

SOME THINGS WILL GET WORSE

- HIGHER UNEMPLOYMENT
- MARKET VOLATILITY
- HIGHER INFLATION
- MORE COMPANIES FAILING

SOME THINGS WILL GET WORSE

- HIGHER UNEMPLOYMENT
- MARKET VOLATILITY
- HIGHER INFLATION
- MORE COMPANIES FAILING
- SLOWER GNP GROWTH

NOT ALL GLOOM AND DOOM MILD RECOVERY STARTING DURING THE 4 TH QUARTER 2009 OR DURING THE 1 st HALF OF 2010 NOT ALL GLOOM AND DOOM PLUNGING OIL PRICES I AM CAUTIOUSLY OPTIMISTIC ABOUT THE FUTURE ECONOMY HALF FULL NOT ALL GLOOM AND DOOM PLUNGING OIL PRICES FALLING MORTGAGE RATES

Interest Rate Forecast

	1Q09	2Q09	3Q09	4Q09	1Q10	2Q10
Prime	3.19	3.21	3.25	3.28	3.58	4.50
Fed Funds Target	0.19	0.21	0.25	0.28	0.58	1.50
15 year mortgage	4.67	4.22	3.92	3.84	3.76	3.92
30 year mortgage	4.68	4.41	4.26	4.18	4.09	4.43

NOT ALL GLOOM AND DOOM

- PLUNGING OIL PRICES
- FALLING MORTGAGE RATES
- GOV'T'S STIMULUS PLAN, 2.0

NOT ALL GLOOM AND DOOM

- PLUNGING OIL PRICES
- FALLING MORTGAGE RATES
- GOV'T'S STIMULUS PLAN, 2.0
- AMERICA'S DEEP FUNDAMENTALS

AMERICA'S

STRENGTHS

AMERICA'S STRENGTHS

- INNOVATION

AMERICA'S STRENGTHS

- INNOVATION
- FLEXIBLE LABOR MARKETS

AMERICA’S STRENGTHS INNOVATION FLEXIBLE LABOR MARKETS HIGHER EDUCATION I AM OPTIMISTIC ABOUT CNB’S FUTURE STRATEGIES IN PLACE TO MAINTAIN ASSET QUALITY AMERICA’S STRENGTHS INNOVATION FLEXIBLE LABOR MARKETS HIGHER EDUCATION FINANCIAL SYSTEM THAT IS STRONG KEY CHALLENGES FACING CNB 2009 MAINTAIN ASSET QUALITY MAINTAIN SAFETY AND SOUNDNESS MAINTAIN EARNINGS STRATEGIES IN PLACE TO MAINTAIN ASSET QUALITY IDENTIFY POTENTIAL RISKY LOANS

STRATEGIES IN PLACE TO MAINTAIN ASSET QUALITY IDENTIFY POTENTIAL RISKY LOANS HELP CUSTOMERS THROUGH THESE DIFFICULT TIMES STRATEGIES IN PLACE TO ASSURE SAFETY AND SOUNDNESS INCREASE RESERVE FOR LOAN LOSSES STRATEGIES IN PLACE TO ASSURE SAFETY AND SOUNDNESS INCREASE RESERVE FOR LOAN LOSSES STRONG CAPITAL POSITION HIGH LEVEL OF RISK MANAGEMENT STRATEGIES IN PLACE TO MAINTAIN ASSET QUALITY IDENTIFY POTENTIAL RISKY LOANS HELP CUSTOMERS THROUGH THESE DIFFICULT TIMES SOLID FUNDAMENTALS OF LENDING STRATEGIES IN PLACE TO ASSURE SAFETY AND SOUNDNESS INCREASE RESERVE FOR LOAN LOSSES STRONG CAPITAL POSITION STRATEGIES IN PLACE TO ASSURE SAFETY AND SOUNDNESS INCREASE RESERVE FOR LOAN LOSSES STRONG CAPITAL POSITION HIGH LEVEL OF RISK MANAGEMENT HIGH LEVEL OF LIQUIDITY

EARNINGS PERFORMANCE FOR 2009 IMPACTED BY: INCREASED COST OF FDIC PREMIUMS FDIC INSURANCE COST $500,000 $400,000 $482,787 ands $300,000 Thous $200,000 $100,000 $27,486 $83,560 $- 07 08 09 est Year EARNINGS PERFORMANCE FOR 2009 IMPACTED BY: INCREASED COST OF FDIC PREMIUMS WEAK LOAN DEMAND INCREASE IS A RESULT OF: INCREASE IN COVERAGE FROM $100,000 TO $250,000 NEED TO BRING FUND BALANCE TO MINIMUM REQUIRED BY LAW EFFECT ON EPS FOR FDIC INSURANCE COST $(0.65) r Yea $(0.11) $(0.04) Earnings Per Share EARNINGS PERFORMANCE FOR 2009 IMPACTED BY: INCREASED COST OF FDIC PREMIUMS WEAK LOAN DEMAND LOWER INTEREST RATES ON INVESTMENTS

EARNINGS PERFORMANCE FOR 2009 IMPACTED BY: INCREASED COST OF FDIC PREMIUMS WEAK LOAN DEMAND LOWER INTEREST RATES ON INVESTMENTS INCREASED COST OF REGULATION OPERATING STRATEGIES IMPROVE OPERATING EFFICIENCIES OPERATING STRATEGIES IMPROVE OPERATING EFFICIENCIES REDUCE NON INTEREST EXPENSE INCREASE NON INTEREST INCOME STRATEGIES TO OFFSET INCREASED COSTS AND LOSS OF INTEREST INCOME OPERATING STRATEGIES IMPROVE OPERATING EFFICIENCIES REDUCE NON INTEREST EXPENSE WHAT WILL GET CNB THROUGH THIS ECONOMIC CRISIS?

OUR STRENGTHS STRONG CAPITAL OUR STRENGTHS STRONG CAPITAL DIVERSIFIED BALANCE SHEET HIGH ASSET QUALITY OUR STRENGTHS STRONG CAPITAL DIVERSIFIED BALANCE SHEET HIGH ASSET QUALITY SOLID LEADERSHIP OF OUR DIRECTORS COMMITMENT OF OUR EMPLOYEES OUR STRENGTHS STRONG CAPITAL DIVERSIFIED BALANCE SHEET OUR STRENGTHS STRONG CAPITAL DIVERSIFIED BALANCE SHEET HIGH ASSET QUALITY SOLID LEADERSHIP OF OUR DIRECTORS OUR STRENGTHS STRONG CAPITAL DIVERSIFIED BALANCE SHEET HIGH ASSET QUALITY SOLID LEADERSHIP OF OUR DIRECTORS COMMITMENT OF OUR EMPLOYEES SUPPORT OF OUR SHAREHOLDERS AND CUSTOMERS

OUR STRENGTHS STRONG CAPITAL DIVERSIFIED BALANCE SHEET HIGH ASSET QUALITY SOLID LEADERSHIP OF OUR DIRECTORS COMMITMENT OF OUR EMPLOYEES SUPPORT OF OUR SHAREHOLDERS AND CUSTOMERS WE WANT TO ASSURE YOU OUR SHAREHOLDERS CAN RELY ON CNB TO KEEP YOUR INVESTMENT SAFE, SOUND AND GROWING 2009 WILL BRING MORE RAPID CHANGES AND CHALLENGES IN THE WAY WE DO BUSINESS, YOU DO BUSINESS AND IN OUR STANDARD OF LIVING OUR CUSTOMERS CAN RELY ON CNB TO HELP THEM THROUGH THESE DIFFICULT TIMES Survival Simply put, in today’s economy, you need a Bank you can count on to be there for you and that Bank is CNB.

THANK YOU AND THAT’S NO APRIL FOOL’S JOKE